                                                                   EXHIBIT 10.41

[BOSTON SCIENTIFIC LETTERHEAD]


                                                July 29, 1998



William Mavity
President and CEO
Innerdyne
1244 Reamwood Ave
Sunnyvale, CA 94089

Dear Bill,

Attached please find a modified draft plan for Technology Transfer per Larry Knopf's letter of July 20, 1998. Briefly, this includes work at [*] in the area of [*] as well as some coating to support [*]. Part of this is to establish a baseline as well as obtain samples to continue technology evaluation during [*]. The plan provides estimated timelines for re-location of [*]. Lastly, we have identified the testing we will conduct to evaluate [*] from which we will formalize our acceptance. This would be based on [*].

In terms of milestone payment, we are proposing the following structure to meet both of our objectives in assuring successful transfer in a expeditious manner.

o Signing of letter accepting [*]  [*]

o Receipt of [*]                   [*]

o Successful [*]                   [*]

If this is agreeable to you please sign below and we will begin to process the first payment.

Sincerely,                              Agreed to and Accepted By:


/s/ JAMES J. BARRY                      /s/ WILLIAM MAVITY
------------------------------------    --------------------------------------
James J. Barry, Ph.D.                   William Mavity
Director                                President and CEO InnerDyne
Molecular Interventions Technology



cc:  Frank Grillo
     Larry Knopf
     Art Rosenthal




                   * MATERIAL HAS BEEN OMITTED PURSUANT TO A
                    REQUEST FOR CONFIDENTIAL TREATMENT. SUCH
                  MATERIAL HAS BEEN FILED SEPARATELY WITH THE
                      SECURITIES AND EXCHANGE COMMISSION.

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[BOSTON SCIENTIFIC LETTERHEAD]

Subject: Plasma Chamber Transfer Plan
-------------------------------------------------------------------------------

The following outline describes the processing requirements through [*] pre and post [*].

     PRE-TRANSFER BASELINE [*]

     1.  Confirmation of [*] [*] [*]
     2.  [*] only            [*] [*]
     3.  [*]                 [*] [*]
     4.  [*]                 [*] [*]
     5.  Confirmation of [*] [*] [*]
     6.  [*]                 [*] [*]

     All [*] must be completed [*] prior to disconnection and breakdown. Target date [*].


     [*]

     1. Tear down and packaging          [*]
     2. Transportation                   [*]
     3. Set-up and de-bug                [*]
     4. Operator training                [*]

     Note: Internal module replacement and cosmetic modifications will be combined with set-up and de-bug time [*]

     [*]

     1. Repeat identical [*]
     2. Testing
        a. [*] - to be done at [*]
        b. [*] - to be done through [*]
        d. [*] - to be done at [*]


                                  CONFIDENTIAL


                   * MATERIAL HAS BEEN OMITTED PURSUANT TO A
                    REQUEST FOR CONFIDENTIAL TREATMENT. SUCH
                  MATERIAL HAS BEEN FILED SEPARATELY WITH THE
                      SECURITIES AND EXCHANGE COMMISSION.

[BOSTON SCIENTIFIC LETTERHEAD]                            Chamber Transfer Plan
                                                                         Page 2.


        e. [*] - to be done at [*]
        f. [*] possible - to be done [*]
        g. [*] - to be done [*]

     OTHER CONSIDERATIONS

     1. Continue investigations into [*]
     2. Access to software developer during de-bug stage if necessary
     3. Spare parts may be shipped in concert with or prior to actual chamber transportation




                                  CONFIDENTIAL


                   * MATERIAL HAS BEEN OMITTED PURSUANT TO A
                    REQUEST FOR CONFIDENTIAL TREATMENT. SUCH
                  MATERIAL HAS BEEN FILED SEPARATELY WITH THE
                      SECURITIES AND EXCHANGE COMMISSION.